UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

SUNWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36868	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1010 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Solar3D, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) whereby the Company changed its name from Solar3D, Inc. to Sunworks, Inc. effective as of March 1, 2016.

A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the Company’s name change to Sunworks, Inc. the Company changed (i) its NASDAQ ticker symbol to SUNW and (ii) its logo effective as of March 1, 2016.

In addition, on February 29, 2016, the Company issued a press release with respect to the name change. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

 (d) Exhibits

3.1            Certificate of Amendment of the Certificate of Incorporation of Solar3D, Inc.

99.1           Press Release issued February 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: March 1, 2016	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer